Date: November 13, 1997
                                 PROMISSORY NOTE
                                    (Secured)

     FOR VALUE RECEIVED, the undersigned, WORLD WIRELESS COMMUNICATIONS, INC., ("Maker") hereby promises to pay to the order of T. KENT RAINEY ("Payee"), at 175 South Main, Suite 1410, Salt Lake City, Utah 84111, or at such other place as the Payee may designate in writing, the principal sum of TWO HUNDRED THOUSAND and NO/100 DOLLARS ($200,000.00), in lawful money of the United States of America, with interest thereon at the rate of Twelve Percent (12.0%) per annum, calculated from the date hereof until paid. Said principal and all accrued interest shall be payable Payee's above referenced address, or at such other place as Payee may designate in writing, not later than January 12, 1998. Interest and principal are payable only to the holder of this Note.

     The principal amount of this Promissory Note, with interest accrued to date of payment, may be prepaid in whole or in part at any time without penalty. Any prepayment will be applied first to the payment of accrued and unpaid interest, with any balance to be applied to reduce the principal. The original note, together with any collateral tendered herewith and held by Payee or for Payee's benefit, shall be surrendered upon receipt of full and final payment hereunder.

     This Promissory Note is secured by the personal guarantee of David D. Singer ("Guarantor") and by 19,048 shares of guarantor's common stock in Maker represented by that certain certificate no. 2392 and 180,952 shares of guarantor's common stock in Maker represented by that certain certificate no. 2397 in Payee's name, and subject to the Security Agreement of even date herewith.

     IN FURTHER CONSIDERATION HEREOF, and in lieu of cash payment of fees for the loan extended by Payee herewith, Maker conveys to Payee, in lieu of a cash loan origination fee, 7,500 shares of restricted stock of Maker, (by Certificate No. 2357) and conveys to Barbara Biaggi, of 909 University Ave., #21, Los
Gatos, California 95030, in lieu of a cash finders fee, 7,500 shares of restricted stock of Maker (by Certificate No. 2358).

THE SHARES OF STOCK CONVEYED IN CONNECTION HEREWITH IN LIEU OF FEES AND THE SHARES OF STOCK TENDERED AS COLLATERAL TO SECURE MAKER'S OBLIGATIONS HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NO SALE OR DISPOSITION THEREOF MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO WORLD WIRELESS COMMUNICATIONS, INC., THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMSSION.

     This Promissory Note shall be governed by and construed according to Utah law. None of the terms or provisions may be waived, altered, modified or amended except as Payee, as Holder, may consent in a writing durly signed by Holder or his authorized agent. The covenants, terms and conditions contained herein apply and bind the heirs, successors, executors, administrators and assigns of the parties. If any provision or any word, term, clause or other part of any provision of this Promissory Note shall be invalid for any reason, the same shall be ineffective but the remainder of this Promissory Note shall not be affected and shall remain in full force and effect.

     The undersigned agree(s) to pay reasonable attorneys' fees, court costs and all other costs of collection if this Note is placed in the hands of an attorney for collection, after demand, and hereby waive diligence, presentment, notice of nonpayment, protest and notice of protest, and agree that the holder may extend the time for payment and/or take additional security without releasing anyone liable hereon or without releasing any security provided herewith.

                                         WORLD WIRELESS COMMUNICATIONS, INC.

                                         By /s/ David D. Singer
                                             ---------------------------------
                                                David D. Singer
                                            President


                                         By /s/ Josephine Reedd
                                             ---------------------------------
                                                Josephine Reedd
                                            Assistant Secretary


                                            /s/ David D. Singer
                                             ---------------------------------
                                                David D. Singer, Guarantor